                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Andrew Cecere and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


                 Signature                                 Title                               Date
                 ---------                                 -----                               ----

 /s/ John F. Grundhofer                       Chairman, Chief Executive                   July 19, 2000
------------------------------------          Officer, and Director
John F. Grundhofer                            (principal executive officer)

                                              Chief Financial Officer                     July   , 2000
------------------------------------          (principal financial officer)                    --
Andrew Cecere

                                              Senior Vice President and                   July   , 2000
------------------------------------          Controller (principal                            --
Terrance R. Dolan                             accounting officer)

 /s/ Linda L. Ahlers                          Director                                    July 19, 2000
------------------------------------
Linda L. Ahlers

 /s/ Harry L. Bettis                          Director                                    July 19, 2000
------------------------------------
Harry L. Bettis

 /s/ Arthur D. Collins, Jr.                   Director                                    July 19, 2000
------------------------------------
Arthur D. Collins, Jr.




 /s/ Peter H. Coors                           Director                                    July 19, 2000
------------------------------------
Peter H. Coors

 /s/ Robert L. Dryden                         Director                                    July 19, 2000
------------------------------------
Robert L. Dryden

 /s/ Joshua Green III                         Director                                    July 19, 2000
------------------------------------
Joshua Green III

 /s/ Delbert W. Johnson                       Director                                    July 19, 2000
------------------------------------
Delbert W. Johnson

 /s/ Joel W. Johnson                          Director                                    July 19, 2000
------------------------------------
Joel W. Johnson

 /s/ Jerry W. Levin                           Director                                    July 19, 2000
------------------------------------
Jerry W. Levin

 /s/ Paul A. Redmond                          Director                                    July 19, 2000
------------------------------------
Paul A. Redmond

 /s/ Richard G. Reiten                        Director                                    July 19, 2000
------------------------------------
Richard G. Reiten

 /s/ S. Walter Richey                         Director                                    July 19, 2000
------------------------------------
S. Walter Richey

 /s/ Warren R. Staley                         Director                                    July 19, 2000
------------------------------------
Warren R. Staley
